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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) June 12, 2002



             Macquarie Securitisation Limited (ABN 16 003 297 336)
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            (Exact Name of Registrant as Specified in its Charter)


                          New South Wales, Australia
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                (State or Other Jurisdiction of Incorporation)



         333-89310                                  Not Applicable
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  (Commission File Number)                  I.R.S. Employer Identification No.)



Level 23, 20 Bond Street, Sydney NSW, 2000, Australia
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(Address of Principal Executive Offices)                          (Zip Code)


                                (011) 612 8232 4878
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)






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                        Exhibit Index Located on Page 5

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Item 2.   Acquisition or Disposition of Assets.

     On June 12, 2002 (the "Closing Date"), Perpetual Trustees Australia Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the PUMA Global Trust No. 2 (the "Trust"), publicly issued initial principal amount U.S. $1,000,000,000 of Class A Mortgage Backed Floating Rate Notes due on the quarterly payment date falling in March, 2034 (the "Notes") pursuant to a registration statement (No. 333-89310) declared effective on June 4, 2002. In Addition, on the Closing Date the Issuer Trustee, in its capacity as issuer trustee of the Trust, issued initial principal amount A$63,000,000 of A$ Class B Mortgage Backed Floating Rate Notes due on the quarterly payment date falling in March 2034. The Notes were issued in exchange for, and evidence the beneficial ownership interest in the assets of the Trust consisting primarily of a pool of housing loans secured by properties located in Australia. Macquarie Securitisation Limited was the manager for the issuance of the Notes. The Notes were sold to Deutsche Banc Securities Inc., JP Morgan Securities Inc. and Saloman Smith Barney Inc. (the "Underwriters") and Macquarie Securitisation Limited paid the Underwriters a commission of approximately U.S. $1,500,000 in connection with the sale of the Notes. The Issuer Trustee used the net proceeds from the sale of the Notes, other than the amounts invested in authorized investments as the Principal Cash Balance and the Pre-Funding Pool (as such terms are defined in the prospectus in respect of the Notes dated June 5, 2002, as filed with the Securities and Exchange Commission), to acquire the pool of housing loans and related mortgages included in the assets of the Trust from various selling funds created under the Trust Deed and for general expenses relating to the Trust.

     The housing loan pool acquired by the Trust on the Closing Date has the characteristics described in Exhibit 99.2 attached hereto.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

          (a)  Financial Statements of Business Acquired.

               Not applicable

          (b)  Pro Forma Financial Information.

               Not applicable

          (c)  Exhibits.

          Exhibit

           No.    Document Description
           ---    --------------------

          99.2    Housing Loan Pool Information




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MACQUARIE SECURITISATION LIMITED
                                             (Registrant)


Dated: June 14 , 2001                   By:    /s/ Philip Jack Richards
                                               --------------------------------
                                        Name:  Philip Jack Richards
                                        Title: Principal Financial Director










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INDEX TO EXHIBITS

          Exhibit

            No.     Document Description
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           99.2     Housing Loan Pool Information


























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